U.S. Securities and Exchange Commission

                      Washington, D.C. 20549

                           SCHEDULE 14A



PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934

[X] Filed by the Registrant

[X] Definitive Proxy Statement for the Annual Meeting to be Held
May 18, 1998.

                           CRAMER, INC.

KANSAS                             I.R.S. Employer Identification
                                          Number 48-0638707

625 Adams Street, Kansas City, KS 66105
Telephone: (913) 621-6700


[X] No fee required.




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                           CRAMER, INC.
                         625 Adams Street
                    Kansas City, Kansas  66105

_________________________________________________________________

             NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           May 18, 1998
_________________________________________________________________

The Annual Meeting of Shareholders of Cramer, Inc. will be held at the Cramer corporate headquarters, 625 Adams Street, Kansas
City, Kansas 66105, on the 18th day of May, 1998 at 2:30 p.m.
(local time) for the following purposes:

1. To elect six directors to serve until the next annual meeting of shareholders and until their respective successors shall have been elected and shall have qualified.

2. To ratify the appointment of Deloitte & Touche, L.L.P. as independent auditors of the Company for the fiscal year commencing January 1, 1998.

3. To transact such other business as may properly come before the meeting or any adjournments thereof.

The transfer books will not be closed. Only shareholders of record as of the close of business on April 9, 1998 are entitled to notice of and to vote at the meeting.

                              BY ORDER OF THE BOARD OF DIRECTORS



                              /s/ Gary A. Rubin
                              Gary A. Rubin, Secretary

Kansas City, Kansas
April 17, 1998

If you do not expect to be present at the meeting, please complete, date and sign the enclosed proxy and return it promptly in the enclosed, stamped envelope.

                           CRAMER, INC.
                         625 Adams Street
                    Kansas City, Kansas  66105


                         PROXY STATEMENT

                  ANNUAL MEETING OF SHAREHOLDERS

                           May 18, 1998



The accompanying form of proxy is solicited by the Board of Directors of Cramer, Inc., a Kansas corporation, for use only at the annual meeting of shareholders to be held at the Company's corporate headquarters, 625 Adams Street, Kansas City, Kansas 66105, on the 18th day of May, 1998, at 2:30 p.m. (local time), or any adjournments thereof. This Proxy Statement and form of proxy are being mailed to shareholders commencing approximately April 17, 1998.

Properly executed and dated proxies received prior to the meeting will be voted in accordance with the instructions thereon. If no instructions are given on the proxy with respect to the matters to be acted upon, the shares represented by proxy will be voted for the nominees for director designated on the proxy and for approval of the auditors of the Company.

The Board of Directors may use the services of the Company's directors, officers and other employees to solicit proxies personally or by telephone and may request brokers, fiduciaries, custodians and nominees to send proxies, proxy statements and other material to their principals and reimburse them for their out-of-pocket expenses in so doing. The cost of solicitation of proxies shall be borne by the Company. A shareholder may revoke his proxy at any time before the meeting by executing a proxy with a later date, by giving written notice to the secretary of the Company prior to the meeting, or by attending the meeting and voting in person. Mere attendance at the meeting will not constitute revocation of a proxy.

On April 9, 1998, the record date for determining shareholders entitled to notice of and to vote at the meeting, the Company had issued and outstanding 4,051,400 shares of common stock, each of which is entitled to one vote on each matter to be voted on at the meeting.

The affirmative vote of a plurality of the shares voting is required to elect each director. The shareholders have cumulative voting rights in electing directors. Under cumulative voting, each shareholder has the right to as many votes as shall equal the number of shares of stock owned by him/her times the number of directors to be elected. A shareholder may cast all of his/her votes for a single nominee or may distribute them among two or more of the nominees as seen fit.

The affirmative vote of a majority of the shares voting is required for approval of the appointment of the independent auditors. An abstention will not be counted as a negative vote.



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DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS;
COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

IDENTIFICATION OF DIRECTORS AND EXECUTIVE OFFICERS:

The Company's Board of Directors is composed of six (6) members elected to serve for terms as indicated. The officers and directors of the Company are as follows:

                                          Officer or
                                          Director of
                                          the Company  Term to
Name                Age  Office              Since     Expire

James R. Zicarelli  46   Chairman of the     1992      1998
                         the Board & CEO
David E. Crandall   54   Director            1992      1998
James E. Workman    47   Director            1994      1998
Mark L. de Naray    47   Director            1997      1998
Ev F. Carter        70   Director            1997      1998
Robert J. Kovach    55   Director,           1997      1998
                         President and
                         Chief Operating
                         Officer
David C. Mettlach   45   Vice President,      1992
                         Business Development 1995
Gary A. Rubin       40   Vice President,
                         FinanceSecretary
                         & Treasurer


Past Business Experience

James R. Zicarelli  President of Rotherwood Corporation, a
                    holding company and majority stockholder of the Company. In addition, Mr. Zicarelli serves as a board member or officer of The American Company, Inc., Pacer Corporation, and Sagebrush Technology Inc. Prior to 1992, Mr. Zicarelli was the President of DRC, a data services company.

David E. Crandall   Chairman and CEO of PPA Industries, a
                    manufacturing Company located in Dallas,
                    Texas. In addition, Mr. Crandall serves as board member of PPA Industries, Inc., and Information Retrieval Methods.

James E. Workman    President, Workman Consulting International.
                    Formerly General Manager, Pacer Trading
                    Company, a subsidiary of Rotherwood
                    Corporation.  Prior to joining Pacer, Mr.
                    Workman was the Director of Purchasing, IAMS
                    Company.  IAMS is a premium pet food
                    manufacturer.

Ev F. Carter        Retired CEO.  President and CEO of Wadia
                    Digital, a manufacturer of audio equipment from 1990 to 1997. Elected to Cramer's Board of Directors in December 1997.

Mark L. de Naray    From 1992 to present CEO and/or Board member
                    of Select Comfort Corporation, a manufacturer and marketer of leading edge sleeping systems. Elected to Cramer's Board in December 1997.

Robert J. Kovach    President and Chief Operating Officer of
                    Cramer since September 1997, Elected to the
                    Board of Directors in December 1997.
                    Formerly Vice President Operations with
                    Versa, a machine tool manufacturer.

David C. Mettlach   Vice President of Cramer since October 1992.
                    Prior background in developing, marketing and manufacturing contract furniture products for
                    Haworth and Universal Woods, Inc. These products included seating lines, casegoods
                    (wood and metal) and panel systems.

Gary A. Rubin  Vice President, Finance of Cramer since April
               1995.  Formerly Vice President, Finance and
               Administration for a capital equipment
               manufacturer and Senior Audit Manager for Deloitte
               & Touche.  Certified Public Accountant.


No director or officer has any family relationship with any other director or officer.

Based on its review of Forms_3 and 4 and amendments thereto furnished to the Company under Rule_16a-3(d) of the Securities and Exchange Commission during the fiscal year ended December_31, 1997, and any Forms_5 and amendments thereto furnished to the Company with respect to the 1997 fiscal year, the Company is not aware of any person who, at any time during the 1997 fiscal year, was a director, officer or beneficial owner of more than ten percent of the Company's common stock and who failed to file on a timely basis, as disclosed in such Forms, the reports required by Section_16(a) of the Securities Exchange Act of 1934 during the 1997 fiscal year or prior years.

                  SECURITY OWNERSHIP OF CERTAIN
                 BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the ownership of the Company's common stock by each person known to the Company to be the beneficial owner of more than 5% of its outstanding common stock, by individual directors and nominees for director of the Company, and by the officers and directors of the Company as a group:

                                          Amount and
               Name and                   Nature of     Percent
Title of       Address Of                 Beneficial      of
Class          Beneficial Owner           Ownership(a)  Class(m)


Common Stock   Rotherwood Corporation(b)  2,081,236         50.7%
               Suite 225
               7601 France Ave South
               Edina, MN 55435

Common Stock   James L. Marvin(c)         300,000            7.3%
               Suite 203
               155 West Lake Avenue
               Colorado Springs, CO
               80906

Common Stock   David E. Crandall(d)       125,341           3.1%
               8222 Douglas Avenue
               Suite 660
               Dallas, TX  75225

Common Stock   James R. Zicarelli(e)         0              0%
               Suite 225
               7601 France Ave South
               Edina, MN 55435

Common stock   Mr. James E. Workman(f)    30,000            0.8%
               2245 Rockingham Drive
               Troy, OH  45373

Common stock   Mr. Ev F. Carter(g)        10,000(h)         0%
               143 Radio Road
               River Falls, WI 54022

Common stock   Mr. Robert Kovach(i)          0              0%
               145 Pointe Road
               Gladstone, MO 64116

Common stock   Mr. Mark L.  de Naray(j)    60,000(k)        1.4%
               2420 Zircon Lane, North
               Plymouth, MN 55447

All Officers and Directors
as a Group (8 persons)                    225,341(l)        5.5%

(a) Represents shares over which the designated individual has investment and voting power.

(b) Rotherwood Corporation may be deemed a "parent" of the Company by virtue of its percentage of stock ownership.

(c) Consists of 300,000 shares of common stock which are held by Foothills Company, an affiliate of Mr. Marvin.

(d)  Mr. Crandall is a Director of the Company.

(e) Mr. Zicarelli is a Director, Chairman and CEO of the Company and an Officer of Rotherwood Corporation

(f)  Mr. Workman is a Director of the Company.

(g)  Mr. Carter is a Director of the Company.

(h) Includes options to purchase 10,000 shares of the Company, which can be exercised immediately.

(i) Mr. Kovach is a Director of the Company and President and Chief Operating Officer.

(j)  Mr. de Naray is a Director of the Company.

(k) Includes options to purchase 40,000 shares of the common stock. At March 31, 1998, 22,000 shares are vested and can be exercised immediately. The remaining shares vest at a rate of 1,500 shares a month for each month that Mr. de Nary serves on the Company's Board of Directors.

(l) Includes options to purchase 70,000 shares of common stock. At March 31, 1998, 32,000 shares are vested and can be exercised immediately and the remaining 24,000 shares vest at a rate of 1,000 shares a month over the next two years.

(m)  Percentage based on common and common equivalent shares.

                    I.  ELECTION OF DIRECTORS



It is proposed that a Board of six (6) directors be elected, to hold office until the next annual meeting of shareholders and until their respective successors are elected and qualified. It is intended that the accompanying form of proxy will be voted FOR the election of the five nominees set forth below unless direction to the contrary is given. In the event any such nominee is unable or declines to serve, the proxy may be voted for the election of another person in his/her place. The Board of Directors knows of no reason to anticipate that any such nominee will be unable to serve or will decline to serve.

The nominees for election to the Board of Directors are as follows:

                                                    Year
                         Principal                First Named
     Name           Age  Occupation               Director

David E. Crandall   53   Chairman and Founder
                         of PPA Industries             1992
Ev. F. Carter       70   Retired                       1997
Mark de Naray       47   Member of the Board of
                         Directors -  Select
                         Comfort Corporation           1997
Robert J. Kovach    55   President and COO of Cramer   1997
James R. Zicarelli  44   President of Rotherwood
                         Corporation, the Company's
                         majority owner and CEO of
                         the Company                   1992
James E. Workman    47   President, Workman
                         Consulting International      1994

During the fiscal year ended December 31, 1997, five meetings of the Board of Directors of the Company were held.

The Company's Board of Directors serves as the Audit Committee. The functions performed by the Board as Audit Committee include review of significant financial information of the Company, review of the scope of the audit and oversight of the audit function, and recommendation of the appointment of the independent auditors of the Company.

The Directors of the Company serve the same function as a Compensation Committee. The purpose of the committee is to establish the compensation of the executive officers of the Company.

No director missed any meetings of the Board of Directors in 1997.

EXECUTIVE COMPENSATION


Board member James Zicarelli serves as the Company's CEO. Mr. Zicarelli is an employee of Rotherwood Corporation and does not receive any compensation from the Company for serving as CEO.
Mr. Zicarelli's compensation from Rotherwood is not specifically related to Cramer's performance or the time spent by him in Cramer management. However, the Company paid certain management fees to Rotherwood in 1996 and 1997. See Item 12 of the Company's annual report on Form 10-KSB being sent to shareholders with this proxy for further discussion of Cramer's transactions with Rotherwood.

SUMMARY COMPENSATION TABLE

The following table sets forth the salary and other compensation earned in 1996 and 1997 by Mr. James Lockley, the Company's former Vice President of Sales and Marketing. Mr. Lockley who resigned effective February 23, 1998 was the only member of the Company's executive staff who earned salary or bonus in excess of $100,000 per year in 1996 or 1997.

                              Other Annual   All Other
Year      Salary    Bonus     Compensation   Compensation

1996      $71,610   $     0        /a/            $48 /b/
1997      $96,655   $15,000        /a/            $72 /b/

/a/  Did not exceed the lesser of $50,000 or 10% of Mr. Lockley's
     1996 or 1997 salary and bonus.

/b/ Consists of the premiums paid on value in excess of $50,000 for a term-life insurance policy on Mr. Lockely's life maintained by the Company for the benefit of Mr. Lockley's estate.


COMPENSATION OF DIRECTORS

Directors who are not employees of the Company or Rotherwood receive $1000.00 for each Board meeting attended and are reimbursed for their expenses related to such meetings.

Mr. Mark de Naray provides consulting services to the Company's
Workplace Design division. Total fees paid to Mr. de Naray during 1997 were $5,000.00

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

By virtue of its 51% ownership of the Company's common stock, Rotherwood Corporation (Rotherwood) may be deemed a "parent" of the Company.

Mr. James Zicarelli, Chairman of the Company's Board of Directors, has served as the Company's CEO since February 1995. Mr. Zicarelli is an employee of Rotherwood. In 1995, Cramer began paying fees to Rotherwood for management services including those provided by Mr. Zicarelli. In 1996 and 1997, the Company also paid fees to other affiliates of Rotherwood for consultation and assistance provided in the area of Human Resources and Labor Relations. In 1996 and 1997, certain employees of Cramer provided operating and financial consulting services to other subsidiaries of Rotherwood in return for fees paid to the Company. Total amounts charged for the foregoing services were:

                                          1997      1996
Paid by the Company to                  $98,000   $102,000
     Rotherwood and
     its affiliates

Paid to the Company by
     Rotherwood and its
     affiliates                         $66,000   $ 56,000

The Company believes that the amounts charged for services provided or received were not less favorable than those charged by third parties.

The company participates in a combined Rotherwood credit facility with Mercantile Bank (see Management's Discussion and Analysis and Note 3 to the 1997 Financial Statements incorporated by reference herein).

             II.  APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors has appointed the firm of Deloitte & Touche L.L.P. as independent auditors of the Company for the fiscal year commencing January 1, 1998. Shareholders are requested to signify their approval or disapproval of this appointment; however, the vote of the shareholders will be advisory only.

The financial statements of the Company for the fiscal years ended December 31, 1997 were audited by Deloitte & Touche L.L.P., certified public accountants.

Representatives of Deloitte & Touche L.L.P. are expected to be present at the annual meeting and are expected to be available to respond to appropriate questions.

                       III. OTHER BUSINESS

As of the date of this Proxy Statement, the Board of Directors knows of no other business which will be presented at the meeting. If any other matters should be properly brought before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote on such matters in accordance with their best judgment.



                    PROPOSALS OF SHAREHOLDERS

Proposals of shareholders for the annual meeting of shareholders of the Company in 1999 must be received by the Company for inclusion in its Proxy Statement and form of proxy related to that meeting by December 31, 1998.



                          ANNUAL REPORT

A copy of the Company's annual report on Form 10-KSB is being mailed to shareholders concurrently with this Proxy Statement.

                         BY ORDER OF THE BOARD OF DIRECTORS



                         /s/ Gary A. Rubin
                         Gary A. Rubin, Secretary
                         April 17, 1998



     DOCUMENTS AND INFORMATION INCORPORATED BY REFERENCE

The financial statements of the Company for the fiscal years ended December 31, 1997 and 1996, together with the auditor's report thereon, meeting the requirements of Item 310 of Regulation S-B of the Securities and Exchange Commission, and Management's Discussion and Analysis of Financial Condition and Results of Operations, are included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1997 being sent to shareholders with this Proxy Statement and are incorporated in this Proxy Statement by reference.